SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2006

Artemis International Solutions Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-29793	13-4023714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 MacArthur Blvd. Suite 401, Newport Beach, CA 92660
(Address of principal executive offices)    (Zip Code)

(949) 660-6500
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Artemis International Solutions Corporation (“Artemis”) is filing this Form 8-K to report the completion of its merger with RCN Acquisition, Inc., which resulted in Artemis becoming a privately held company owned by Trilogy, Inc. which then transferred Artemis to its wholly-owned subsidiary, Versata Enterprises, Inc. (“Versata”). The merger was effective at 12:01 a.m. EDT on July 1, 2006 pursuant to a Certificate of Merger filed with the Delaware Secretary of State on June 30, 2006.

For additional information concerning the foregoing, reference is made to the press release issued on July 3, 2006 by Artemis and Versata, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release issued by Artemis International Solutions Corporation and Versata Enterprises, Inc. on July 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis International Solutions Corporation

Date: July 3, 2006	/s/ Robert Stefanovich
Robert Stefanovich
Executive Vice President and Chief Financial Officer